Exhibit 99.1

FOR IMMEDIATE RELEASE

Peloton Appoints Peter Stern as CEO and President

NEW YORK, Oct. 31, 2024 – Peloton Interactive, Inc. (NASDAQ: PTON) today announced that Peter Stern, who currently serves as President of Ford Integrated Services and before that held leadership roles at Apple and Time Warner Cable, has been appointed to serve as Peloton’s CEO and President effective January 1, 2025. The Company expects to appoint Mr. Stern to the Peloton Board.

Jay Hoag, Chairperson of the Peloton Board, made the following statement on behalf of his fellow directors:

Peter is a seasoned strategist with a track record of driving sustainable growth through innovation, and we have every confidence in his ability to lead Peloton during this important time. He brings meaningful expertise in scaling differentiated technology-oriented platforms and has a deep understanding of the health and wellness sector – making him uniquely suited to serve as Peloton’s next CEO.

What’s more, Peter embodies Peloton’s core values, including operating with a bias for action, empowering teams of smart creatives and working together. We hope the entire Peloton community shares our excitement and looks forward to working with Peter as we lead Peloton into the future and unlock long-term value for all our stakeholders.

The Peloton Board conducted a comprehensive search to identify Peloton’s next leader who:

•Appreciates and loves Peloton’s products and services. Mr. Stern has been a Peloton Member since 2016, and an early adopter of both the Bike and Tread . He works hard to stay fit by making the right choices about his health every day, and Peloton classes are a critical part of his routine.
•Understands the Company’s challenges and opportunities. Peloton brings together expert instruction and world class content to create impactful and entertaining workout experiences to enhance Members’ lives. Mr. Stern has spent over 20 years operating at the nexus of hardware, software, content and services at Ford, Apple and Time Warner Cable.
•Is passionate about helping people meet their fitness goals. As the co-founder of Apple Fitness+, Mr. Stern led its growth to millions of members. He brings the energy of a founder with the experience of a veteran.
•Can operate a complex, subscription-based business. Mr. Stern has grown over a dozen different subscription businesses, ranging from Apple iCloud to Time Warner Cable Home Security to Ford BlueCruise, hands-free highway driving technology.
•Is a product innovator and strategist. Mr. Stern brings creativity to strategic thinking. He has been awarded over 30 patents (including a foundational patent in online media content, TV Everywhere), led strategy for companies navigating critical transitions and founded multiple businesses.
•Recognizes that, at the end, it’s all about people. As a former Chief People Officer, and the son of a fitness instructor, Mr. Stern has deep empathy for Peloton’s team members and its devoted community of Members.

“Working for Peloton is a dream come true for me,” said Mr. Stern. “My goal is to help millions of people live longer, healthier and happier lives. Peloton, with its unique combination of people, products and passionate Members, provides me an opportunity to do just that. I am excited to link arms with our dedicated Lead Team. I am awestruck to personally get to know our talented instructors. And I am humbled to work alongside our thousands of purpose-driven team members to change even more lives for the better. Finally, I am grateful to the Peloton Board for entrusting me with this responsibility and giving me the chance to take Peloton and its Members to even greater heights.”

Mr. Hoag concluded, “On behalf of the entire Board, I want to thank both Karen Boone and Chris Bruzzo for assuming the role of Interim Co-CEOs and Co-Presidents, while the Board undertook a comprehensive search to identify Peloton’s next leader. Supported by the great work of our dedicated team members, Karen and Chris’ contributions over the past six months have been invaluable, and Peloton will be fortunate to benefit from their insights on the Board after Peter begins his new role.”

In connection with today’s announcement, Ms. Boone will serve as sole Interim CEO and President through the end of the calendar year, and Mr. Bruzzo will step down as Interim Co-CEO and President on November 1, 2024. Mr. Bruzzo and Ms. Boone will remain members of the Peloton Board.

Separately, Peloton today is announcing financial results for the first quarter 2025. Please visit the Peloton investor relations website https://investor.onepeloton.com/ for more information.

Additional background on Mr. Stern, age 52: he will be stepping down from his role as President of Ford Integrated Services, where he is currently responsible for a portfolio of subscription services that includes BlueCruise, Pro Intelligence, connectivity and security, and leads the company’s digital product team. Prior to joining Ford, Mr. Stern spent more than six years as Vice President of Services at Apple, where he managed the businesses of Apple TV+ and Sports, iCloud, Apple News, Apple Books, Apple Arcade, Apple Fitness+ and Apple One. Additionally, Mr. Stern led marketing for Apple services, including the App Store, Apple Card, Apple Pay, Apple Music, Apple Podcasts and Apple Maps. He also oversaw Apple’s advertising businesses during a period of rapid growth. Before joining Apple in 2016, Mr. Stern was Executive Vice President and Chief Product, People and Strategy Officer at Time Warner Cable. Prior to that, he was an Associate Principal at McKinsey & Co.
Mr. Stern has a JD from Yale Law School, where he was an editor of the Yale Law Journal, and subsequently became a member of both the New York and Connecticut bars. He has a bachelor’s degree in music and English from Harvard University.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding changes to our leadership team, the composition of our board of directors, our future operating results and financial position, our business strategy and plans, market growth, and our objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions and other important factors that could cause actual results to differ materially from those stated, including those risks and uncertainties described in the sections titled “Risk Factors” in Part I, Item 1A and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, as such factors may be updated in our filings with the Securities and Exchange Commission (the “SEC”), which are available on the Peloton investor relations website at https://investor.onepeloton.com/ and on the SEC website at www.sec.gov.

You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance, or achievements. Our forward-looking statements speak only as of the date of this press release, and we undertake no obligation to update any of these forward-looking statements for any reason after the date of this press release or to conform these statements to actual results or revised expectations, except as required by law.

About Peloton

Peloton (NASDAQ: PTON) provides Members with expert instruction, and world class content to create impactful and entertaining workout experiences for anyone, anywhere and at any stage in their fitness journey. At home, outdoors, traveling, or at the gym, Peloton brings together innovative hardware, distinctive software, and exclusive content. Founded in 2012 and headquartered in New York City, Peloton has millions of Members across the US, UK, Canada, Germany, Australia, and Austria. For more information, visit www.onepeloton.com.

Investor Relations Contact:
James Marsh
investor@onepeloton.com

Media Contact:
Letena Lindsay
press@onepeloton.com